                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 33-48765




                       SUPPLEMENT DATED OCTOBER 1, 2002
                              TO THE PROSPECTUS OF
                       MORGAN STANLEY SPECIAL GROWTH FUND
                               DATED MAY 30, 2002



     On page 1, the first sentence in the section of the Prospectus titled
"The Fund-Principal Investment Strategies" is hereby replaced by the following:


    The Fund will normally invest at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000(Registered Trademark) Growth Index (approximately $12.1 million to $1.6 billion as of August 31, 2002).